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                         EXHIBIT #32


                  SECTION 906 CERTIFICATION



     The following statement is provided by the undersigned to accompany the Annual Report on Form 10-K for the fiscal year ended June 30, 2004 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed or deemed incorporated by reference into any filing pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law.

     Each of the undersigned certifies that the foregoing
Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act;
and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of DeVry Inc.



September 9, 2004             /s/Norman M. Levine
                              --------------------------
                              Senior Vice President and
                              Chief Financial Officer



                              /s/Ronald L. Taylor
                              ----------------------------
                              President and Chief Executive
                              Officer